Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Growth Accelerated Plus ETF™ – January

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January

Innovator U.S. Equity Accelerated ETF™ – January

Innovator U.S. Equity Accelerated Plus ETF™ – January

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 27, 2023

December 22, 2023

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period will end on December 31, 2023, and each Fund will commence a new Outcome Period that will begin on January 1, 2024 and end on December 31, 2024. Each Fund’s Cap will not be determined until the start of the new outcome period on January 1, 2024. A supplement to each Fund’s prospectus will be filed on December 29, 2023 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of December 21, 2023, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Growth Accelerated Plus ETF™ – January	QTJA	18.25% – 20.04% (17.46% – 19.25% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – January	XBJA	11.70% – 13.06% (10.91% – 12.27% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated ETF™ – January	XDJA	15.81% – 18.10% (15.02% – 17.31% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated Plus ETF™ – January	XTJA	14.61% – 16.30% (13.82% – 15.51% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference